Exhibit 10.14

                          AMENDMENT TO CREDIT AGREEMENT

THIS AMENDMENT TO CREDIT AGREEMENT, made this Nineteenth day of December, 1996, by and between THE SOURCE COMPANY (the "Borrower") and WACHOVIA BANK OF NORTH CAROLINA, N.A. (the "Bank");

                                   WITNESSETH:

WHEREAS the Borrower and the Bank entered into a Credit Agreement dated the Fourteenth day of November, 1996; and

WHEREAS the Borrower and the Bank now mutually desire to effect certain amendments to the Credit Agreement;

NOW, THEREFORE in consideration of the premises and the mutual covenants herein and in the Credit Agreement contained, the parties agree as follows:

         Section 6.06 contained on Page 29 of the Credit Agreement is hereby amended and restated to read as follows:

         Minimum Tangible Net Worth. From January 31, 1997 and at all times thereafter, Tangible Net Worth will at no time be less than $2,500,000.00 plus the sum of 50.0% of the cumulative Reported Net Income of the Borrower during any period after January 31, 1997 (taken as one accounting period), calculated quarterly but excluding from such calculations any quarter in which the Net Income of the Borrower is negative.

Except as herein amended, the terms and provision of the Credit Agreement shall be and remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Credit Agreement to be executed as of the year and the day first above written.

                                  CONSENTED TO AND AGREED:

                                        THE SOURCE COMPANY

                                        By:__________________________________
                                           Chairman and Chief Executive Officer

                                        ATTEST:

[CORPORATE SEAL]                        By:__________________________________
                                           Secretary

                                        WACHOVIA BANK OF NORTH CAROLINA, N.A.

                                        By:__________________________________
                                           Vice President